EATON VANCE FLOATING-RATE NEXTSHARES

Supplement to Prospectus dated March 1, 2019

1. The following replaces “Borrowing.” under “Investment Objective & Principal Policies and Risks”:

Borrowing. The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). Any borrowings by the Fund are subject to the requirements of the 1940 Act. Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s). Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings). The Fund will not purchase additional investments while outstanding borrowings exceed 5% of the value of its total assets.

In addition, the Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

The Portfolio participates with two other funds managed by the investment adviser or its affiliates in an unsecured credit facility with a group of banks that currently permits borrowings up to an aggregate of approximately $875 million. The Portfolio may borrow for temporary purposes. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. The Portfolio also pays various fees in connection with the credit facility. Information about borrowings under the credit facility is included in the Fund’s shareholder reports. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. No fund is liable for the borrowings under the credit facility of any other fund and the facilities are not cross defaulted, so a default by one or other of the other funds does not constitute a default by the Portfolio. Upon the expiration of the term of the Portfolio’s existing credit arrangement, the lenders may not be willing to extend further credit to the Portfolio, may reduce amounts available under the facility or may only be willing to lend at an increased cost to the Portfolio. If the Portfolio is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed under the credit facility.

April 23, 2019	31885 4.23.19